SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 21, 2000


                         STREICHER MOBILE FUELING, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                                     Florida
                                     -------
                 (State or other jurisdiction of incorporation)


       000-21825                                           65-0707824
       ---------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)


      Streicher Mobile Fueling, Inc.
           2720 N.W. 55th Court
         Fort Lauderdale, Florida                                33309
         ------------------------                                -----
  (Address of principal executive office)                      (Zip Code)


Registrant's telephone number, including area code (954) 739-3880

Item 5.  Other Events

         On November 21, 2000, Streicher Mobile Fueling, Inc. (the "Company") announced the appointment of a new Chief Executive Officer and President. The press release dated November 21, 2000 is attached hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)      Exhibits

             The following exhibit is filed as part of this Report on Form 8-K:

             Exhibit 99.1  Press release of the Company dated November 21, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STREICHER MOBILE FUELING, INC.

Date: November 22, 2000                  By: /s/ Walter B. Barrett
                                            ------------------------------------
                                             Walter B. Barrett
                                             Vice President, Finance and Chief
                                             Financial Officer

                                  EXHIBIT INDEX

  EXHIBIT              DESCRIPTION
  -------              -----------

   99.1                Press release of the Company dated November 21, 2000.